UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18TH STREET SOUTH, SUITE 415,
ARLINGTON, VA	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Effective June 1, 2021, AeroVironment, Inc. (the “Company”) renewed and modified the leases for its 994 Innovators Way and 996 Innovators Way, Simi Valley, CA 93065 facilities. Summary information concerning the modifications and extension of these leases is set forth below.

994 Innovators Way Lease Modification

On June 15, 2021, the Company entered into a Second Amendment to Lease Agreement to its April 21, 2008 lease with Hillside Associates II, LLC, for the 994 Innovators Way, Simi Valley, CA 93065 property, that extended the lease term until November 30, 2027 at the monthly base rent indicated below:

Period	Base Monthly Rent
December 1, 2021 – November 30, 2022	$34,416.00
December 1, 2022 – November 30, 2023	$35,448.00
December 1, 2023 – November 30, 2024	$36,511.00
December 1, 2024 – November 30, 2025	$37,606.00
December 1, 2025 – November 30, 2026	$38,734.00
December 1, 2026 – November 30, 2027	$39,896.00

996 Innovators Way Lease Modification

On June 15, 2021, the Company entered into a First Amendment to Lease Agreement to its December 12, 2013 lease with Hillside Associates II, LLC, for the 996 Innovators Way, Simi Valley, CA 93065 property, that extended the lease term until November 30, 2027 at the monthly base rent indicated below:

Period	Base Monthly Rent
December 1, 2021 – November 30, 2022	$32,256.00
December 1, 2022 – November 30, 2023	$33,224.00
December 1, 2023 – November 30, 2024	$34,221.00
December 1, 2024 – November 30, 2025	$35,248.00
December 1, 2025 – November 30, 2026	$36,305.00
December 1, 2026 – November 30, 2027	$37,394.00

Common Terms

The Company has an option to extend each of the lease terms for a single 60-month period by providing written notice not less than nine months’ before the expiration of such lease. During the extension term for such lease, the base rent for the first year will be equal to the then current market rent, but not less than the base rent for the last month for such lease. Rent during the extended term for such lease will increase annually thereafter by 3%. In addition, the Company has the option to terminate each lease, effective upon November 30, 2024 with 12 months’ written notice prior to such early termination date.

The foregoing description of each lease does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended April 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: June 21, 2021	By:	/s/ Melissa Brown
Melissa Brown
Vice President, General Counsel & Corporate Secretary

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